UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2017

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2017, the Human Resources Committee (the “Committee”) of the Board of Directors of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of its Executive Officers.

Approval of New Annual Base Salaries

The Committee set new annual base salaries for certain of the Company’s Executive Officers, which salaries will take effect on March 1, 2017. The following table sets forth the new annual base salary level of the Executive Officer identified below:

Name and Position
David Klein, Executive Vice President and Chief Financial Officer	$700,000

Approval of Executive Employment Agreement

The Committee determined that it was appropriate for the Company and one of its affiliates, Crown Imports LLC (“Crown” and collectively with the Company, “Constellation”), to enter into an Executive Employment Agreement (the “New Employment Agreement”) with William F. Hackett, Executive Vice President and Chairman, Beer Division, which will be effective March 1, 2017. The New Employment Agreement supersedes Mr. Hackett’s currently existing employment agreement with Constellation, dated as of June 17, 2013, which was filed as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2013.

The New Employment Agreement with Mr. Hackett contains provisions concerning his term of employment, compensation, and voluntary and involuntary termination of employment. The term of Mr. Hackett’s New Employment Agreement runs from March 1, 2017 until February 28, 2019, provided that either Mr. Hackett or Constellation may terminate the New Employment Agreement with at least 90 days advance written notice. The New Employment Agreement provides for an initial annual salary level for Mr. Hackett in the amount of $354,000, which, following February 28, 2018, may be adjusted upwards or downwards by the Committee or its delegate. Upon termination of the New Employment Agreement, unless the President and Chief Executive Officer of the Company expressly determines otherwise, Mr. Hackett will not be eligible for severance under any arrangement maintained by Constellation.

In addition, the New Employment Agreement contains restrictions upon Mr. Hackett’s ability, during and after the period of employment, to use confidential information or trade secrets of the Company, to provide services that are competitive with the Company, and to solicit or induce employees to terminate their employment relationships with the Company.

The preceding description of Mr. Hackett’s New Employment Agreement is a summary and is qualified in its entirety by the New Employment Agreement filed herewith as Exhibit 10.1, all of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Executive Employment Agreement dated February 27, 2017 among Constellation Brands, Inc., Crown Imports LLC and William F. Hackett.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2017	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Executive Employment Agreement dated February 27, 2017 among Constellation Brands, Inc., Crown Imports LLC and William F. Hackett (filed herewith). *

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.

*	Designates management contract or compensatory plan or arrangement.